SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant  /X/
Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ /    Preliminary Proxy Statement
/ /    Confidential, for Use of the Commission
       Only (as permitted by Rule 14a-6(e)(2))
/ /    Definitive Proxy Statement
/X/    Definitive Additional Materials
/ /    Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                         The Southern Africa Fund, Inc.
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                (Name of Registrant as Specified In Its Charter)


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                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/    No fee required
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            (2) Aggregate number of securities to which transaction applies:
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            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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/ /    Fee paid previously with preliminary materials.
/ /    Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                (1) Amount Previously Paid:

                (2) Form, Schedule or Registration Statement No.:

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INFORMATION CONTAINED IN THIS FILING:

Attached hereto are the following materials relating to the proxy statement of The Southern Africa Fund, Inc. (the "Fund") as mailed to stockholders of the Fund on July 25, 2003:

     1) Supplement No. 1 to the proxy  statement as mailed to all  stockholders;
        and
     2) A notice sent to stockholders who have not yet returned voting instructions.

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                          THE SOUTHERN AFRICA FUND INC.
                       1055 Washington Blvd., Third Floor
                           Stamford, Connecticut 06901
                                 (800) 915-6565
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                       SUPPLEMENT NO. 1 TO PROXY STATEMENT
                                       FOR
               ANNUAL MEETING AND SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 12, 2003
                 ----------------------------------------------


     The Fund's proposed policy regarding share purchases and liquidation (the "Policy") described on page 14 of the Proxy Statement has recently been amended. As amended, the Policy will be triggered if the Fund's shares trade at an average discount to net asset value of more than 5% in a semi-annual period, as opposed to 7.5% as was originally disclosed.

     The remainder of the Policy is unchanged.



July 25, 2003
Stamford, Connecticut





00250.0160 #419334

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                                                           Please take a moment
                                                            and cast your vote!


                           IMPORTANT NOTICE REGARDING
                         The Southern Africa Fund, Inc.


                   ANNUAL and SPECIAL MEETINGS OF STOCKHOLDERS
Scheduled for Tuesday, August 12, 2003 at 10:00 a.m. and 11:00 a.m. Eastern Time


Dear Stockholder:

You have previously received proxy material in connection with the upcoming Annual and Special Meetings of Stockholders for The Southern Africa Fund, Inc. to be held on Tuesday, August 12th. Your Board of Directors has carefully considered each of the proposals and unanimously recommends that the stockholders vote:

o  FOR  Annual Meeting Proposal 1  - Election of Class Two Director
                                     Peter G.A. Wrighton.

o  FOR  Special Meeting Proposal 1 - To approve the Investment Management
                                     Agreement with Investec Asset Management
                                     U.S. Limited.

o  FOR  Special Meeting Proposal 2 - To approve a change to the Fund's fundamental investment policy with respect to industry concentration.

We are also very pleased to report that Institutional Shareholder Services, Inc.
(ISS), a leading independent proxy advisory firm, has recommended to its clients that they vote FOR each of the proposals mentioned above.

According to our latest records, your voting instructions for this meeting have not yet been received. Regardless of the number of shares you may own, it is important they be represented at the meeting. We urge you to please vote using one of the following convenient methods:

   o  BY TOUCH-TONE PHONE:
   Dial the toll-free number found on your proxy card and follow the simple instructions.

   o  BY INTERNET:
   Visit www.proxyvote.com and enter the 12-digit control number located on your proxy card.

   o  BY MAIL:
   Simply return your executed proxy card in the enclosed postage paid envelope. Please try to utilize one of the above options to register your vote, so it may be received in time for the Meeting.

The Fund has retained a professional proxy solicitation firm, Georgeson Shareholder Communications Inc. to assist you with the voting process. If you have any questions regarding the voting of your shares, please call toll-free at 1-800-250-2367.



Thank you for your support. Your prompt voting may save the Fund the necessity and expense of further solicitations.